UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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✓ Preliminary Proxy Statement	Confidential, for Use of the Commission
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Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

Amazon Biotech Inc.
 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMAZON BIOTECH,  INC.
777 South Flagler drive
Suite 800
West Palm Beach, Florida 33401
(212)444-1019

______,  2010

Dear Stockholders:

We are holding an annual meeting (the “Meeting”) of our stockholders to vote on routine proposals including the election of directors. The Meeting will be held on __________________ , at 1:00 PM., local time, at the Crown Plaza Hotel, Jerusalem, 91130 Israel. Notice of the Meeting and  the related proxy statement  are enclosed. More information about the Meeting, the Transaction and the other business to be considered by Amazon stockholders is contained in this proxy statement. We encourage you to read this proxy statement carefully and in its entirety before voting.

Whether or not you plan to attend the Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope. Stockholders who attend the Meeting may revoke their proxies and vote in person.

The Board unanimously recommends that you vote “FOR” the proposal described in the attached proxy statement.

We look forward to seeing you at the Meeting.

Very truly yours,

Chaim Lieberman

President and Director

AMAZON BIOTECH,  INC.
777 South Flagler drive
suite 800
West Palm Beach, Florida 33401
(212)444-1019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

An annual meeting (the “Meeting”) of Stockholders of Amazon Biotech, Inc. a Utah corporation (“Amazon”), will be held on _______________  at 1:00 , local time, at Crown Plaza Hotel,  Givat Ram Jerusalem, 91130 Israel, to consider and vote on the proposals listed below and to transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting:

1.	Election of Directors. To elect the following three members of the Board of Directors of Amazon(the “Board”) to serve until the 2011 annual meeting of stockholders or until their successors are elected and qualified or their earlier death, resignation or removal: Chaim Lieberman, Jeremy Werblowsky and Meir Silver.

2.	Other Business. To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments or postponements thereof.

The close of business on November 24, 2010 has been fixed as the record date for determining those Amazon stockholders entitled to notice of, and to vote at, the Meeting. Accordingly, only stockholders of record at the close of business on that date will receive this notice of, and be eligible to vote at, the Meeting or any adjournments or postponements of the Meeting. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

The presence, in person or by proxy, of the holders of a majority of the voting power of the common stock of Amazon entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Approval of the various proposals to be voted upon at the Meeting may require different votes:

•
The three directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

As of the close of business on the record date for the Meeting, the directors and executive officers (Chaim Lieberman) , beneficially owned  17,136,115  shares of Amazon common stock Such shares represented approximately 48.6 % of the total Amazon voting power as of such date.

Your vote is very important.  Please read the proxy statement and the instructions on the enclosed proxy card and then, whether or not you expect to attend the Meeting in person, and no matter how many shares you own, please vote your shares as promptly as possible in accordance with the instructions on the enclosed proxy card. Submitting a proxy now will help assure a quorum and avoid added proxy solicitation costs. It will not prevent you from voting in person at the Meeting.

The Board recommends that you vote “FOR” the election of each of the director nominees.  Mr. Lieberman has indicated that he intends to vote all of his shares for the election of each director nominee.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By order of the Board of Directors,

Chaim Lieberman,  president and chief executive officer

Dated:  ____________ , 2010

Neither the U.S. Securities and Exchange Commission nor any state, provincial or territorial securities regulatory agency or authority has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

AMAZON BIOTECH, INC.
777 South Flagler drive
suite 800
West Palm Beach, Florida 33401
(212)444-1019

INTRODUCTION TO PROXY STATEMENT

This proxy statement and the accompanying form of proxy are being furnished to stockholders of Amazon, a Utah  corporation (“Amazon”) in connection with the solicitation of proxies by the Board of Directors of Amazon(the “Board”) for use at the annual meeting (the “Meeting”) of our stockholders to be held on _______________  at the Crown Plaza Hotel, Givat Ram Jerusalem 91130 Israel  on  ________________  at 1:00 PM local time.

You are being asked to vote forthe election of each of the director nominees.

Important Note

In deciding how to vote on the matters described in this proxy statement, you should rely only on the information contained in this proxy statement and the annexes attached hereto. Amazon has not authorized any person to provide you with any information that is different from what is contained in this proxy statement.

The information contained in this proxy statement speaks only as of the date on which this proxy statement was filed unless the information specifically indicates that another date applies. This proxy statement is dated ________________ , and is first being mailed to Amazon stockholders on or about __________________ .

If you have any questions about the matters described in this proxy statement, you may contact Amazon, at 777 South Flagler Drive, Suite 899 West Palm Beach, Florida 33401 Attn: Chaim Lieberman.

Important Notice Regarding the Availability of Proxy Material for the Meeting to Be Held on _______________

The Notice of Annual Meeting of Stockholders and  this Proxy Statement  are available on the Internet at the following website: www.Amazonbiotech.com.

Directions to the Meeting

To obtain directions to attend the Annual Meeting and vote in person, please contact Amazon’s corporate offices located at  777 South Flagler Drive, Suite 899 West Palm Beach, Florida 33401 Attn: Chaim Lieberman

Required Vote of Amazon’s Stockholders

•
The three directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Amazon’s Board Recommendation

Amazon’s Board of Directors unanimously recommends that Amazon’s stockholders vote “FOR” each of the Proposals.

Record date for Amazon’s Stockholders

You are entitled to vote at the meeting if you owned shares of Amazon common stock at the close of business on November 24,  2010 (the “Record Date”).

Amazon Voting Information

You will have one vote for each share of Amazon common stock that you owned at the close of business on the Record Date. If your shares are held in “street name” by a broker, you will need to provide your broker with instructions on how to vote your shares. Before voting your shares of Amazon common stock you should read this proxy statement in its entirety, including its annexes, and carefully consider how each Proposal may affect you. Then, mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Meeting. For more information on how to vote your shares, please refer to “The Meeting of Amazon Stockholders” .

QUESTIONS AND ANSWERS ABOUT THE MEETING

The following questions and answers are for your convenience only, and briefly address some commonly asked questions about the Proposals and the Meeting. You should still carefully read this entire proxy statement, including the attached Annexes.

The Meeting; Voting Your Shares

Q: Why am I receiving this proxy statement?

A:  You are receiving this proxy statement and enclosed proxy card because, as of  November 24, 2010,  the Record Date for the Meeting, you owned shares of Amazon common stock. Only holders of record of shares of Amazon common stock as of the close of business on November 24, 1010 will be entitled to vote those shares at the Meeting. The Board is providing these proxy materials to give you information to determine how to vote in connection with the Meeting.

This proxy statement describes the issues on which Amazon would like you, as a stockholder, to vote. It also provides you with important information about these issues to enable you to make an informed decision as to whether to vote your shares of Amazon common stock for the matters described herein.

Amazon is holding the Meeting to obtain the stockholder approval necessary to approve the Proposal. We have included in this proxy statement important information about the Meeting. You should read this information carefully and in its entirety.  Mr. Lieberman,  our sole director and the owner of a majority of our issued and outstanding common stock has indicated that he intends to vote for the election of the nominated directors.

Your vote is very important and we encourage you to complete, sign, date and mail your proxy card, as soon as possible, whether or not you plan to attend the Meeting. Stockholders who attend the Meeting may revoke their proxies and vote in person. This proxy statement describes the issues on which we would like you, as a stockholder, to vote.

Q: When and where is the Meeting?

A: The Meeting will be held will be held on ___________________  2010 at 1:00 pm local time at the Crown Plaza Hotel, Givat Ram, Jerusalem 91130 Israel.

Q: Who is eligible to attend the Meeting and vote?

A: Stockholders as of the Record Date  are entitled to attend and vote at the Meeting.

Q: How many votes do I have?

A: Stockholders who own Amazon common stock at the close of business on the Record Date are entitled to one vote for each share of common stock they held on that date in all matters properly brought before the Meeting. As of November 10,  2010 there were 35,279,913 shares of common stock issued and outstanding.

Q: What proposals will be addressed at the Meeting?

A: We will address the following proposals at the Meeting:

•	a proposal to elect director nominees to the Board; and

•	such other matters as may be brought to a vote of the shareholders.

Q: What vote is required to approve the proposals?

A: The following votes are required:

•
The three directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Q: Why would the Meeting be adjourned or postponed?

A: The Meeting will be adjourned or postponed if a quorum is not present on the date of the Meeting. A majority of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter. If a quorum is not present, the Meeting may be postponed to a later date when a quorum is obtained. For purposes of determining whether the stockholders have approved matters,  abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name.  Absent specific instructions, brokers who hold shares in “street name” for clients do not have  the authority to vote on proposals submitted to the shareholders.   Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Q: How do I vote in person?

A: If you plan to attend on the date of the Meeting, or at a later date if it is postponed or adjourned, and vote in person, Amazon will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares in person.

Q: How do I vote by proxy?

A: Returning the proxy card will not affect your right to attend the Meeting and vote in person. If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•	“FOR” the election of all director nominees.

“If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, Amazon knew of no matters that needed to be acted on at the Meeting other than those discussed in this proxy statement.

Q: May I revoke my proxy?

A: If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•
You may notify Amazon in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at its principal executive offices before the Meeting, that you are revoking your proxy.

•	You may vote in person at the Meeting.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not receive instructions with respect to the proposals from the beneficial owner.

Q: What happens if I do not vote?

A: The presence, in person or by proxy, of  a majority of the votes entitled to be cast on the matter by a voting group is necessary to constitute a quorum at the Meeting. For purposes of determining whether the stockholders have approved matters abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Meeting.

Q: What happens if I sell my shares of Amazon common stock before the Meeting?

A: The Record Date for stockholders entitled to vote at the Meeting is earlier than the expected date of completion of the Transaction. If you transfer your shares of Amazon common stock after the Record Date but before the Meeting you will, unless special arrangements are made, retain your right to vote at the Meeting.

Q: If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A: If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the approval of the Proposal.   Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Q: Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?

A: No. Because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an IRA must be voted under the rules governing the account.

Q: What does it mean if I receive more than one set of materials?

A: This means you own shares of Amazon common stock that are registered under different names. For example, you may own some shares directly as a stockholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope. If you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q: What if I fail to instruct my broker?

A: Brokers who hold shares in “street name”  may not vote on any matter at the shareholders meeting unless they have  received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to vote on any proposal submitted to the Shareholders.  Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Q: Are there any dissenters’ rights of appraisal?

A: The Board has not proposed any action for which the laws of the State of  Utah, or Amazon’s Certificate of Incorporation or Bylaws provide a right of a stockholder to dissent and obtain payment for shares.

Q: Who bears the cost of soliciting proxies?

A: Amazon will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Amazon estimates that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $20,000.

Q: Where are Amazon’s principal executive offices?

A: Our principal executive offices are located at 777 South Flagler Drive, Suite 800 West Palm Beach, Florida 33401.  Our telephone number is  (212)444-1019.

Q: Who can help answer my questions?

A: If you have questions about the Transaction and the Meeting, including the procedures for voting your shares, you should contact Amazon at 777 South Flagler Drive, Suite 800 West Palm Beach, Florida 33401 (212)444-1019,  Attn: Chaim Lieberman. .

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains numerous “forward-looking statements.” Statements in this proxy statement regarding beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates or the negative of and similar expressions should also be considered to be forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, credit losses, dependence on management and key personnel, variability of quarterly results, and our ability to continue growth.  Other matters such as our growth strategy and competition are beyond our control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All subsequent written and oral forward-looking statements attributable to Amazon or persons acting on Amazon’s behalf are expressly qualified in their entirety by the cautionary statements contained throughout this proxy statement.

THE MEETING OF AMAZON STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board for use at the Meeting to be held on _______________  at 1:00 PM at the Crown Plaza Hotel Givat Ram Jerusalem 91130 Israel, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of the Meeting. Amazon intends to commence mailing of this proxy statement and the accompanying proxy card to Amazon’s stockholders on or about ___________________ . .

At the Meeting, Amazon’s stockholders are being asked to consider and vote on:

1.	a proposal to elect director nominees to the Board;

Amazon does not expect a vote to be taken on any other matters at the Meeting. If any other matters are properly presented at the Meeting for consideration, however, the holders of the proxies, if properly authorized, will have discretion to vote on any additional matters in accordance with their best judgment.

The Board has unanimously approved the nomination of the three director nominees.  Accordingly, the Board of Directors unanimously recommends that Amazon stockholders vote “FOR”  the Proposals.

Record Date and Voting Information

Only holders of record of Amazon common stock at the close of business on November 24, 2010 are entitled to notice of, and to vote at, the Meeting. At the close of business on November 10, 2010  there were 35,279,913 shares of Amazon common stock were outstanding and entitled to vote. A list of Amazon’s stockholders will be available for review at Amazon’s executive offices during regular business hours after the date of this proxy statement and through the date of the Meeting. Each holder of record of Amazon common stock on the record date will be entitled to one vote for each share held.  The presence, in person or by proxy, of the holders of one half  of the voting power of the common stock of Amazon entitled to vote at the Meeting shall constitute a quorum for the transaction of business.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Proxies received at any time before the Meeting and not revoked or superseded before being voted will be voted at the Meeting. If the proxy specifies how it should be voted, it will be voted in accordance with such specification. If no specification is indicated, the proxy will be voted “FOR” the approval of election of the directors and  in the discretion of the persons named in the proxy with respect to any other business that may properly come before the Meeting or any adjournment of the Meeting. You may also vote in person by ballot at the Meeting.

 The directors named in Proposal No.1 must be approved by a plurality of the votes of the shares present in person or by proxy at the Meeting.

How You Can Vote

Each share of Amazon common stock outstanding on November 24, 010, the Record Date for stockholders entitled to vote at the Meeting, is entitled to vote at the Meeting.

If you are a stockholder of record, you may vote your shares in either of the following ways:

Voting by Mail. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

Voting in Person. You can also vote by appearing and voting in person at the Meeting.

If your stock is held in “street name” by a bank or broker, please follow the instruction provided by your bank or broker.

If you vote your shares of Amazon common stock by submitting a proxy, your shares will be voted at the Meeting as you indicated on your proxy card.  Brokers will have no discretion to vote at the meeting unless provided specific instructions.  If. You should return a proxy by mail even if you plan to attend the Meeting in person.

Proxies; Revocation

Any person giving a proxy pursuant to this solicitation has the power to revoke and change it anytime before it is voted.  You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•
You may notify us in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Meeting, that you are revoking your proxy.

•	You may vote in person at the Meeting.

If your Amazon shares are held in the name of a bank, broker, trustee or other holder of record, including the trustee or other fiduciary of an employee benefit plan, you must contact your bank or broker and obtain a “legal” proxy, executed in your favor from the holder of record to be able to vote in person at the Meeting.

Expenses of Proxy Solicitation

Amazon will pay the costs of soliciting proxies for the Meeting. Officers, directors and employees of Amazon may solicit proxies by telephone, mail, the Internet or in person. However, they will not be paid for soliciting proxies. Amazon will also request that individuals and entities holding shares in their names, or in the names of their nominees, that are beneficially owned by others, send proxy materials to and obtain proxies from, those beneficial owners, and will reimburse those holders for their reasonable expenses in performing those services. To the extent necessary, Amazon may use a proxy solicitation service to assist it in the solicitation of proxies, using the means referred to above.

Adjournments

Although it is not expected, the Meeting may be adjourned for any reason by either the Chairman of the Meeting or the holders of a majority of the voting power of the stock present, in person or by proxy, and entitled to vote at the Meeting. Notice of an adjourned meeting need not be given if the time and place, if any, or the means of remote communications to be used rather than holding the meeting at any place are announced at the meeting so adjourned. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Such notice will be mailed to you or transmitted electronically to you and will be provided not less than 10 days nor more than 60 days before the date of the adjourned meeting and will set forth the purpose of the meeting.
Other Matters

The Board is not aware of any business to be brought before the Meeting other than that described in this proxy statement.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Meeting, three directors will be elected to serve a one year term or until the next annual stockholders meeting or until such director’s successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

We do not have a  Nominating  Committee.  Rather our entire Board of Directors performs the services ordinarily undertaken by the Nominating Committee .   Our  Board, which currently consists of Chaim Lieberman,  has approved the nomination of  Chaim Lieberman,  Jeremy Werblowsky and  Meir Silver.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Chaim Lieberman, age 47, founded, and acted as the first CEO of Amazon Biotech, Inc. (a private company which merged into the present company) in 2003 and has since conducted new business development and new drug development for Amazon. In 2004, Mr. Lieberman also founded, and has since conducted new business development for, Mazal Plant Pharmaceuticals, Inc.

Jeremy Werblowsky,    age 36,  received his Bachelor of Arts in  Economics and MBA in Finance from Bar-Ilan University in Israel. Mr. Werblowsky   recently joined the Board of Directors of  World Health Energy, Inc. and serves as the Company’s chief financial officer.  From 2008 through 2009 he worked as a global director of finance for Green Point Technologies.  From 2006-2008 Mr. Werblowsky was a senior business analyst at Donavan Data Systems and from 2002-2006 served as a director of Business Development for IDT Telecommunications.  From 2000 through 2002,  Mr. Werblowsky worked as a consultant for Ernst & Young.

Meir S. Silver, Ph.D. age 55. Dr. Silver has over fifteen years experience in Research and Development, Clinical Research and Development in both medical devices and biotechnology.   He has held positions of increasing responsibility at Siemens Medical Systems and at Philips Medical Systems, and several successful start-up companies.   He holds a B.S. in physics with honors from Lafayette College, an M. A. in Biophysics and a Ph.D. in Electrical Engineering and Computer Science from The Johns Hopkins University.

Set forth below is certain information with respect to each nominee for director.

During the past five years, no director, nominee for director or any executive officer of Amazon:

1.
Filed a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
Was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity; or

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Pending Litigation:

On July 30, 2010,  Amazon Biotech filed an action against Chaim Lieberman and Eliyahu Bental Tolchinsky.   The lawsuit was initiated by Dr. Mechael Kanovsky and Mr. Simcha Edell, former officers and directors of the Company. (United States District Court for the District of Utah Civil Action No.  2:10-cv-00712-CW). The complaint alleges that the defendants engaged in a pattern of false and misleading conduct designed to seize control of the Company.  Plaintiff alleges violation of Section 14(a) Section 10(b) and 10B-5 of the Securities Exchange Act of 1934. Management has denied the allegations contained in the complaint,  has submitted affirmative defenses and intends to vigorously defend this cause of action.

Required Vote and Board of Directors’ Recommendation

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors, assuming a quorum is present.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF EACH OF THE DIRECTORS

NAMED IN PROPOSAL NO. 1 — ELECTION OF DIRECTORS

EXECUTIVE OFFICERS AND DIRECTORS

Chaim Lieberman is Amazon’s sole officer and director.

COMPENSATION OF OFFICERS AND DIRECTORS

Overview

Our Board  determines compensation for our executive officers. Executive officers may be paid in cash, with stock awards, stock options or a combination of the above.  Any increase in  annual salary may  reflect a reward and recognition for successfully fulfilling the position’s role and responsibilities, the incremental value of the experience, knowledge, expertise and skills the individual acquires and develops during employment with us and adjustments as appropriate based on external competitiveness and internal equity.

Equity-Based Compensation

We may establish an equity compensation plan and grant equity-based compensation to consultants, employees, including the executive officers, to attract, motivate, engage and retain highly qualified and highly sought-after employees. Stock options are inherently performance-based because they deliver value to the option holder only if the value of our stock increases. Thus, stock options are a potential reward for long-term value creation and serve as an incentive for employees who remain with us to contribute to the overall long-term success of the business.  To date, we have not implemented an equity-based compensation program.

Retirement Benefits

We currently do not offer any type of retirement savings plan for our executive officers, directors or employees.

Perquisites

None of our executive officers have perquisites in excess of $10,000 in annual value.

Severance Benefits

We currently do not offer any type of severance program for our executive officers or employees.

Compensation of Amazon Officers

The Company has no formalized any employment agreement with any of our officers.  Rather, our  Board  meets annually to recommend a salary commensurate to their experience, service and contributions to the Company.

The following table discloses compensation paid during the fiscal years ended July 30, 2010 and 2009 to (i) the Company’s Chief Executive Officer, (ii) chief financial officer and (ii) individual(s) who were the only executive officers, other than the Chief Executive Officer or Chief Financial Officer, serving as executive officers at the end of fiscal year whose total salary and bonus exceeded $100,000 (the “Named Executive Officers”). No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the chart below, were paid to these executive officers during these fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	NonEquity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Chaim Lieberman	2010	80,000							80,000*
CEO/CFO DIRECTOR	2009	none							none
*Accrued

Outstanding Equity Awards at Year End

As of July 31, 2010,  there are no outstanding options, warrants or rights.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of  November 10, 2010 ,  on which date there were 35,279,913shares outstanding, inclusive of any shares which could be exercised pursuant to any options or warrants owned by the named individual, by (i) each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the SEC and certain other information, (ii) each of our “named executive officers” and directors, and (iii) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities, which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

We believe that all shares are beneficially owned, and investment and voting power is held by the persons named as owners:

Name	No. of Shares of Common Stock	No. of Options	Percent of Class(2)
Chaim Lieberman(1)	17,136,115	-0-	48.6%

All officers and directors as a group (1 person)	17,136,115	-0-	48.6%

(1)	The business address for Mr. Lieberman is 777 South Flagler Drive, Suite 800 West Palm Beach, FL 33401

(2)	Based on 35,279,913 shares of common stock issued and outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related party transactions, including the Sarbanes-Oxley Act of 2002. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. In considering related party transactions, the Board  takes into account the relevant available facts and circumstances..

For the year ended July 31, 2010, Mr. Lieberman was paid a salary of $80,000, all of which was accrued.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us that no other reports were required during the year ended July 31, 2010, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

MATTERS RELATING TO CORPORATE GOVERNANCE

The Board of Directors

  Chaim Lieberman is our sole director.

Director Compensation

Mr. Lieberman was not paid any additional compensation by virtue of his position on the Company’s Board of Directors.  He did receive a salary of $80,000, all of which was accrued in his capacity as the Company’s president and chief executive officer.

Comparative Market Prices and Dividends

Our common stock trades on the Over the Counter market under the symbol  AMZO.pk.

The following table sets forth the high and low prices for our common stock for the periods indicated:

	High	Low
Year Ending July 31, 2011
First Quarter (ended October 31, 2010)	$.018	$.0063
Year Ending July 31, 2010
First Quarter	$.035	$.008
Second Quarter	$.03	$.007
Third Quarter	$.035	$.008
Fourth Quarter	$.06	$.01
Year Ended July 31, 2009	.10	.01
First Quarter	$.10	$.015
Second Quarter	$.03	$.012
Third Quarter	$.022	$.008
Fourth Quarter	$.035	$.012

The reported bid quotations reflect inter-dealer prices without retail markup, markdown or commissions, and may not necessarily represent actual transactions.

On November 10, 2010, the last trading day for which information was available prior to the date of this proxy statement, the closing  bid  prices for Amazon  common stock  was $.01.  per share. Amazon’s stockholders should obtain a current market quotation for Amazon common stock before making any decision with respect to the Proposals.

Holders of Amazon  common stock are entitled to receive such dividends as our Board of Directors may declare from time to time from any surplus that we may have. We have not paid dividends on our common stock since the date of our incorporation and we do not anticipate paying any common stock dividends in the foreseeable future. We anticipate that any earnings will be retained for development and expansion of our businesses and we do not anticipate paying any cash dividends in the foreseeable future. Future dividend policy will depend upon our earnings, financial condition, contractual restrictions and other factors considered relevant by our Board and will be subject to limitations imposed under Utah law.

Future Stockholder Proposals

Stockholder Recommendations

While there are no formal procedures for stockholders to submit director recommendations, the Board of Directors  will consider candidates recommended by stockholders in writing. Such written submissions should include the name, address and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All such stockholder recommendations must signed by the stockholder recommending the director candidate for consideration, must be submitted to the attention of  Mr. Lieberman at the Company’s executive office.

  In considering director candidates recommended by stockholders, the Board will take into account such factors as it considers relevant, including the length of time that the submitting stockholder has been a stockholder  and the aggregate amount of the submitting stockholder’s investment in Amazon.  Amazon  has never received any recommendations for director candidates from stockholders.

Delivery of Documents to Stockholders Sharing an Address

Stockholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements (if applicable), he or she may contact us at our corporate office.   We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a stockholder of record receiving multiple copies of this proxy statement, you can request householding by contacting us in the same manner. If you own your shares of our common stock through a bank, broker or other stockholder of record, you can request additional copies of this proxy statement or request householding by contacting the stockholder of record.

Fees and Expenses

  Amazon may retain the services of a  proxy solicitor in connection with the election of the board members.   The proxy solicitor may contact holders of Amazon   common stock by mail, telephone, fax, electronic mail and personal interview and may request brokers, dealers and other nominee stockholders to forward material relating to the Amazon proposals to beneficial owners of Amazon common stock. Amazon will pay the proxy solicitor reasonable and customary compensation for these services in addition to reimbursing the proxy solicitor for its reasonable out-of-pocket expenses.

Other than as set forth above, Amazon will not pay any fees or commissions to any broker, dealer or other person for soliciting proxies pursuant to the Transaction. Amazon will reimburse brokers, dealers, commercial banks and trust companies and other nominees, upon request, for customary clerical and mailing expenses incurred by them in forwarding proxy materials to their customers.

Other Matters

The Board does not know of any other matter that may be brought before the Meeting. However, if any such other matters are properly brought before the Meeting, the proxies may use their own judgment to determine how to vote your shares.

The proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of Amazon since the date of this proxy statement or that the information herein is correct as of any later date.

Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. Amazon has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated November 11, 2010.  No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date unless so indicated herein, and the mailing of this proxy statement will not create any implication to the contrary.

If you have questions about the Meeting or the Transaction after reading this proxy, or if you would like additional copies of this proxy statement or the proxy card, you should contact Amazon at 777 South Flagler Drive, Suite 800 West Palm Beach, Florida 33401 Telephone (212)444-1019, Attn: Chaim Lieberman.   Mr. Lieberman can also be reached via email at cj@amazonbiotech.com